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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of report: July 23, 2004


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                        1-9645                  74-1787539
   (State or other jurisdiction        (Commission              (IRS Employer
         of incorporation)             File Number)          Identification No.)


         200 East Basse Road, San Antonio, Texas                        78209
         (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code        (210) 822-2828



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits. The following exhibit is filed with this document:

99.1 Press Release issued by Clear Channel Communications, Inc., dated July 23, 2004.


Item 12. Results of Operations and Financial Condition.

         On July 23, 2004, Clear Channel Communications, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2004. The information contained in Exhibit 99.1 is incorporated herein by reference.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CLEAR CHANNEL COMMUNICATIONS, INC.


Date: July 23, 2004           By: /s/ HERBERT W. HILL JR.
                                  -----------------------------------
                                     Herbert W. Hill, Jr.
                                     Sr. Vice President/Chief Accounting Officer



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                                INDEX TO EXHIBITS


99.1 Press release dated July 23, 2004.